First Quarter 2025 Earnings Call April 30, 2025 NYSE: DTM Bluestone Gathering Lateral Pipeline

Safe Harbor Statement

This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.

Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global supply chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; our ability to realize the anticipated benefits of the Midwest Pipeline Acquisition and our ability to manage the risks of the Midwest Pipeline Acquisition; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024 and our reports and registration statements filed from time to time with the SEC.

The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2024, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

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1. Definition and reconciliation of Adjusted EBITDA (non - GAAP) to net income included in the appendix 3 First Quarter 2025 Accomplishments Strong financial performance x First quarter 2025 net income of $108 million and Adjusted EBITDA 1 of $280 million x Reaffirming 2025 and 2026 Adjusted EBITDA guidance range and early outlook of $1,095 - $1,155 million and $1,155 - $1,225 million, respectively Acquisition performing well and integration progressing as planned x Integration of acquired Midwest pipeline assets is progressing well, with reliable performance and high utilization during winter season x Financial system integration completed, and remaining integration milestones are on schedule for year - end completion Progressing commercial opportunities and executing on construction projects x Continuing to execute and advance on our ~$2.3 billion organic project backlog x In - flight construction projects continue to progress on schedule and on budget Hartford Compressor Station – Midwestern Gas Transmission

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
5-7% long-term Adjusted EBITDA growth rate
Self-funded and supported by ~$2.3B organic project backlog

Leading Portfolio Mix
~70% Pipeline segment
Pure play natural gas focus

Premier Geographic Presence
Top tier markets and basins
Positioned to benefit from rising LNG and power demand

Durable Contracting
~95% demand-based contracts[1]
Resilient cash flow with ~7-year average[2] contract tenor

Strong Balance Sheet
Investment grade rated by Fitch
Positive outlook by S&P and Moody's

Peer-leading Dividend and Adjusted EBITDA Growth

Dividend increase of 12% in 2025



Dividend CAGR
2021-2025E
8%
3%
DTM³
Gas-Focused Peers ⁴
Adjusted EBITDA⁵ CAGR
2021-2025E
10%
5%
DTM³
Gas-Focused Peers ⁴

Increasing Pipeline Segment Contribution[6]



2021
Pipeline
55%
45%
Gathering
2025E
Pipeline
~70%
~30%
Gathering

1. Represents % of 2024 revenue contribution comprised of demand, MVC or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2024, includes newly acquired Midwest pipeline portfolio whose anchor customers have renewal rights and have historically renewed
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2025E Adjusted EBITDA based on midpoint of 2025 guidance range
4. Peer average of gas-focused peers (WMB, KMI, AM); 2025E values based on analyst estimate consensus
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents Q4 2021 and 2025 expected Pipeline and Gathering segment Adjusted EBITDA contributions

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Energy Transition 10% Pipeline 70% Gathering 20% 1. Breakout represents 2025 - 2029E capex by project type 2. Peer average includes companies who have quantified and disclosed a project backlog, including: WMB, KMI, TRP, EPD, OKE, MPLX , E NB; Source: Peer company filings 3. Enterprise value as of 3/31/25; Source: Bloomberg 5 Peer Leading Organic Growth Backlog Opportunities provide material growth contribution compared to peers DTM Peer Average 2 236% 106% DTM Peer Average 2 17% 10 % Project Backlog as % of 2024 EBITDA Project Backlog as % of Enterprise Value 3 ~$2.3 billion Capital Project Backlog 1 5 - 8x Build Multiples Opportunity set drives higher percentage contribution to growth compared to peers Fully supports 5 - 7% Adjusted EBITDA long - term growth rate No external financing needed – funded within cash flow

Well-Positioned Amidst Tariff Uncertainty

DTM's plan remains unchanged in both the short and long-term

Short-Term

- Projects in-flight have procured critical components, including labor
- No commodity exposure
- Strong contracts that are ~95%[1] demand-based and have ~7 yr. average contract tenor[2]
- ~$1 billion of liquidity and no near-term debt maturities

Long-Term

- Robust natural gas demand growth driven by power, LNG exports, and onshoring of manufacturing
- Growing Pipeline segment with FERC-regulated assets and high-credit-quality utility customers
- Leading competitive position to serve growing LNG and industrial demand

1. Represents % of 2024 revenue contribution comprised of demand, MVC or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2024, includes newly acquired Midwest pipeline portfolio whose anchor customers have renewal rights and have historically renewed

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1. Definition and reconciliation of Adjusted EBITDA (non - GAAP) to net income included in this appendix 2. The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional sta tus of any particular asset 7 First Quarter 2025 Financial Results $79 $83 $156 $197 Q4 2024 Q1 2025 $235 $280 Pipeline Gathering Pipeline 2 • Full quarter contribution of acquired interstate pipelines Gathering • Impact of lower expenses and higher volumes 30% 70% Adjusted EBITDA 1 (millions) segment % of total xx 34% 66%

8 Interstate Pipelines Integration Progressing as Planned Reliable performance and high utilization during peak winter season Key integration activities progressing on schedule • Onboarded all key employees • Assets fully integrated into DTM financial system within 90 days • High pipeline utilization during winter season • Remaining milestones on - track for completion by year - end Continue to progress commercial opportunities across expanded footprint • Commenced construction activities on Midwestern Gas Transmission lateral to serve AES Indiana’s Petersburg Generating Station • Advancing additional power generation - related opportunities • Evaluating modernization opportunities across the system

Growth Investment Projects in Progress

Continue to advance and deliver on organic growth investments

	Project[1]	Expected in-service dates
Pipeline	Haynesville LEAP expansion – Phase 4	1H 2026
	Stonewall to Mountain Valley Pipeline (MVP) expansion	1H 2026
	Midwestern Gas Transmission power plant lateral	Q1 2026
Gathering	Appalachia Tioga Gathering expansion	Q2 2025
	Appalachia Gathering System expansion – Phase 3	Q2 2025 – 1H 2026
	Haynesville Blue Union Gathering well pad expansion	Q2 2025
	Haynesville Blue Union Gathering new producer expansions	Q2 2025
	Clean Fuels Gathering	2H 2025

In progress project updates

- All growth investments on track and on budget
- Commenced construction activities on Midwestern Gas Transmission lateral

1. All projects listed have reached a final investment decision

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2025 Capital Plan is Largely Committed and 2026 is Advancing

Self-funding organic growth projects from $2.3 billion capital backlog

Growth capex



(millions)
Committed
New Commitments
Pre-FID
$400 - $460
~$365
Committed
~$100
Committed
2025 guidance
2026

Organic, demand-driven, capital investments

- Increasing committed capital to reflect various small projects reaching FID during the quarter
- Total committed investments of ~$465 million over 2025 and 2026
- Advancing projects towards final investment decisions to utilize 2026 free cash flow

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1. Source: Wood Mackenzie North America Gas Investment Horizon Outlook – April 2025 11 Leading Competitive Market Position to Serve Growing LNG Demand Competitive advantage from superior connectivity to basin supply and LNG markets 0 5 10 15 20 25 30 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 +12 Bcf/d Haynesville Supply Forecast (Bcf/d) 1 0 2 4 6 8 10 12 14 16 18 20 22 24 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 +16 Bcf/d DTM’s Haynesville System Direct LNG Market Connections (Bcf/d) 1 Sabine Pass Cameron Calcasieu Pass Plaquemines Golden Pass Port Arthur Woodside Louisiana LNG terminal / market Capacity (Bcf/d) Existing LEAP Interconnect Industrial / LNG corridor 0.5 Transco Cameron LNG 0.25 Cameron Sabine Pass LNG 1.0 Creole Trail Calcasieu Pass LNG 0.75 Texas Eastern Industrial 0.1 Targa Industrial / LNG corridor 1.0 TC Energy Gillis Access 3.6 Bcf/d Total

1. Definition and reconciliation of Adjusted EBITDA (non - GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non - GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted on March 31, 2025, and 100 million on December 31, 2024 3. Definition and reconciliation of Distributable Cash Flow (non - GAAP) included in this appendix 4. Includes contribution to equity method investees 12 Quarterly Financial Results Three months ended Key drivers December 31, 202 4 March 31, 202 5 (millions , except EPS ) $235 $280 Adjusted EBITDA 1 • New Interstate pipeline assets $156 $197 Pipeline segment • Operational improvements in Q1 2025 $79 $83 Gathering segment $94 $108 Operating Earnings 2 $0.94 $1.06 Operating EPS 2 • New Interstate pipeline assets in Q1 2025; cash interest payment on debt in Q4 2024 $133 $250 Distributable Cash Flow 3 • Q4 2024 includes $1.2B Midwest Pipeline Acquisition $1,277 $63 Growth Capital 4 $13 $8 Maintenance Capital

13 Appendix

14 Gathering Volume Summary Haynesville rebounds in Q1 2025 from activity deferrals and outage activity 1.52 1.50 1.51 1.42 1.67 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Haynesville throughput (bcf/d) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 1.54 1.43 1.37 1.37 1.30 Northeast throughput (bcf/d) Appalachia Gathering Susquehanna Gathering Tioga Gathering Ohio Utica Gathering Blue Union Gathering • Volumes in - line with plan for the year and driven by timing of producer activity

1. Definition and reconciliation of Adjusted EBITDA (non - GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non - GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 98 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non - GAAP) to net income included in the appendix 4. Includes contribution to equity method investees 15 2025/2026 Guidance Summary Guidance (millions, except EPS) $1,095 - $1,155 2025 Adjusted EBITDA 1 $415 - $455 2025 Operating Earnings 2 $4.05 - $4.45 2025 Operating EPS 2 $740 - $800 2025 Distributable Cash Flow 3 $470 - $550 2025 Capital Expenditures 4 $400 - $460 Growth Capital $70 - $90 Maintenance Capital $1,155 - $1,225 2026 Adjusted EBITDA (early outlook)

Sources: Wood Mackenzie North America Gas Investment Horizon Outlook – April 2025 16 Strong US Demand and Production Fundamentals Two - thirds of demand growth will be served by Haynesville and Appalachia production U.S. Natural Gas Demand Forecast 34 41 14 20 2025 2030 48 61 +13 bcf/d Production Forecast – DTM Basins (bcf/d) Haynesville Appalachia 23 23 24 26 34 37 15 26 7 7 10 13 2025 2030 113 132 +19 Bcf/d (bcf/d) Power ResComm Industrial LNG Exports Net Mexican Exports Other

LEAP Phase 4 expansion will increase capacity to 2.1 Bcf/d

Haynesville System to provide additional 0.2 Bcf/d of wellhead to Gulf Coast markets access

Capital efficient, lower-risk expansion provides timely access to coming LNG demand

- Project will provide ~0.2 Bcf/d incremental LEAP capacity, increasing capacity from 1.9 Bcf/d to 2.1 Bcf/d
- Project entails incremental compression and looping
- Expansion is underpinned by new long-term, demand-based contracts with two new LEAP customers
- Project expected to be in-service 1H 2026

Continuing discussions for additional expansions

- LEAP can be further expanded to serve growing Gulf Coast LNG and industrial corridor demand

Haynesville System's competitive advantage offers superior connectivity to basin supply and LNG markets



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
LEAP Phase 4 Expansion +200 MMcf/d
Texas
Gillis Hub
LNG Corridor
Woodside Louisiana LNG
Lake Charles LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Plaquemines
Golden Pass LNG
Common-wealth LNG
Calcasieu Pass
Delfin LNG

LEAP capacity (Bcf/d)

	Bcf/d	In-service
Original	1.0	
Phase 1 expansion	0.3	Aug. 2023
Phase 2 expansion	0.4	Jan. 2024
Phase 3 expansion	0.2	Jun. 2024
Phase 4 expansion	0.2	**1H 2026**
Total	2.1	
Expansion potential	~4	

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Louisiana Carbon Capture and Sequestration

Awaiting Class VI permit from State of Louisiana; recent permit issuance[1] is a positive sign

Project timeline

Capital deployment

2024
- ✓ Class V test well permit approved
- ✓ Drilled Class V test well
- ✓ Evaluated Class V test well results
- ✓ LA DENR Class VI permit requirements

1H 2025
- LA DENR Class VI application review — *Current stage*

2H 2025
- Final investment decision
- Expected Class VI well permit approval

1H 2027
- ★ Expected Phase 1 project in-service

Minimizing capital spend until we reach a final investment decision

Methodical project development approach

Disciplined storage site selection and stakeholder engagement

- ✓ Proximity to CO_2 source and favorable sequestration geology
- ✓ Early engagement of local community and Louisiana (LA) DENR[2] on key development activities

Continued progress toward FID with successful Class V test well

- ✓ Validated formation structure and completed injectivity tests
- ✓ Secured key storage rights
- ✓ Third party expert analysis of Class V test well completed; confirming formation suitability
- ✓ Received Class VI well permit requirements from LA DENR

Leveraging over 50 years of storage and pipeline development and operations experience

1. Refers to the draft Class VI permit issued to another applicant
2. Louisiana Department of Energy and Natural Resources

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Non-GAAP Definitions

Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures

Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.

Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.

Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.

Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2024 or 2025 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

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20 Non - GAAP Definitions Operating Earnings and Operating Earnings per share are non - GAAP measures New slide Use of Operating Earnings Information – Operating Earnings exclude non - recurring items, certain mark - to - market adjustments and d iscontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing o per ations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operat ing Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items th at impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided becaus e i t is not possible to provide a reliable forecast of specific line items (i.e., future non - recurring items, certain mark - to - market adjustments and discontinued operations). These it ems may fluctuate significantly from period to period and may have a significant impact on reported earnings.

Non-GAAP Reconciliations

Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated

	Three Months Ended							
	March 31, 2025				December 31, 2024			
	Reported Earnings	Pre-tax Adjustments	Income Taxes [(1)]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes [(1)]	Operating Earnings
	(millions)							
Midwest Pipeline Acquisition Tax Impact		$ —	$ —			$ —	$ 22 A	
Louisiana Tax Impact		—	—			—	(4) B	
Bridge Facility		—	—			4 C	(1)	
Net Income Attributable to DT Midstream	$ 108	$ —	$ —	$ 108	$ 73	$ 4	$ 17	$ 94

	Three Months Ended							
	March 31, 2025				March 31, 2024			
	Reported Earnings	Pre-tax Adjustments	Income Taxes [(1)]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes [(1)]	Operating Earnings
	(millions)							
Adjustments		$ —	$ —			$ —	$ —	
Net Income Attributable to DT Midstream	$ 108	$ —	$ —	$ 108	$ 97	$ —	$ —	$ 97

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

Adjustments Key

A State tax rate increase impact to deferred income tax expense due to Midwest Pipeline Acquisition

B State tax rate reduction impact to deferred income tax expense due to enacted tax legislation

C Bridge Facility interest expense related to funding Midwest Pipeline Acquisition

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Non - GAAP Reconciliations New slide Reconciliation of Reported to Operating Earnings per diluted share (1) – DT Midstream Consolidated 22 Three Months Ended March 31, December 31, 2025 2024 Reported Earnings Pre-tax Adjustments Income Taxes (2) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (2) Operating Earnings (per share) Midwest Pipeline Acquisition Tax Impact $ -- $ -- $ -- $ 0.22 A Louisiana Tax Impact -- -- -- (0.04) B Bridge Facility -- -- 0.04 C (0.01) Net Income Attributable to DT Midstream $ 1.06 $ -- $ -- $ 1.06 $ 0.73 $ 0.04 $ 0.17 $ 0.94 Three Months Ended March 31, March 31, 2025 2024 Reported Earnings Pre-tax Adjustments Income Taxes (2) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (2) Operating Earnings (per share) Adjustments $ -- $ -- $ -- $ -- Net Income Attributable to DT Midstream $ 1.06 $ -- $ -- $ 1.06 $ 0.99 $ -- $ -- $ 0.99 (1) Per share amounts are divided by Weighted Average Common Shares Outstanding -- Diluted, as noted on the Consolidated Statements of Operations (2) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments Adjustments Key A State tax rate increase impact to deferred income tax expense due to Midwest Pipeline Acquisition B State tax rate reduction impact to deferred income tax expense due to enacted tax legislation C Bridge Facility interest expense related to funding Midwest Pipeline Acquisition 22

23 Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Non - GAAP Reconciliations Three Months Ended March 31, December 31, March 31, 2025 2024 2024 Consolidated (millions) Net Income Attributable to DT Midstream $ 108 $ 73 $ 97 Plus: Interest expense 40 36 40 Plus: Income tax expense 35 43 31 Plus: Depreciation and amortization 63 53 50 Plus: Loss from financing activities -- 1 -- Plus: EBITDA from equity method investees (1) 73 72 75 Less: Interest income (1) (5) (1) Less: Earnings from equity method investees (37) (37) (46) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 280 $ 235 $ 245 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, December 31, March 31, 2025 2024 2024 (millions) Earnings from equity method investees $ 37 $ 37 $ 46 Plus: Depreciation and amortization attributable to equity method investees 22 21 20 Plus: Interest expense attributable to equity method investees 14 14 9 EBITDA from equity method investees $ 73 $ 72 $ 75

24 Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Non - GAAP Reconciliations Three Months Ended March 31, December 31, March 31, 2025 2024 2024 Pipeline (millions) Net Income Attributable to DT Midstream $ 92 $ 60 $ 74 Plus: Interest expense 13 10 13 Plus: Income tax expense 30 35 24 Plus: Depreciation and amortization 28 19 18 Plus: Loss from financing activities -- 1 -- Plus: EBITDA from equity method investees (1) 73 72 75 Less: Interest income (1) (3) (1) Less: Earnings from equity method investees (37) (37) (46) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 197 $ 156 $ 156 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, December 31, March 31, 2025 2024 2024 (millions) Earnings from equity method investees $ 37 $ 37 $ 46 Plus: Depreciation and amortization attributable to equity method investees 22 21 20 Plus: Interest expense attributable to equity method investees 14 14 9 EBITDA from equity method investees $ 73 $ 72 $ 75

25 Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Non - GAAP Reconciliations Three Months Ended March 31, December 31, March 31, 2025 2024 2024 Gathering (millions) Net Income Attributable to DT Midstream $ 16 $ 13 $ 23 Plus: Interest expense 27 26 27 Plus: Income tax expense 5 8 7 Plus: Depreciation and amortization 35 34 32 Less: Interest income -- (2) -- Adjusted EBITDA $ 83 $ 79 $ 89

Non - GAAP Reconciliations 26 Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended March 31, December 31, March 31, 2025 2024 2024 Consolidated (millions) Net Income Attributable to DT Midstream $ 108 $ 73 $ 97 Plus: Interest expense 40 36 40 Plus: Income tax expense 35 43 31 Plus: Depreciation and amortization 63 53 50 Plus: Loss from financing activities -- 1 -- Less: Earnings from equity method investees (37) (37) (46) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Plus: Dividends and distributions from equity method investees 48 43 75 Less: Cash interest expense -- (60) (10) Less: Cash taxes 2 (5) (2) Less: Maintenance capital investment (1) (8) (13) (7) Distributable Cash Flow $ 250 $ 133 $ 227 (1) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.